                                     PART IV


Item 14.     EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K

             (a)(3)   EXHIBITS

                      22.1    Subsidiaries of the Company


                      CATHAY BANK                                      CATHAY INVESTMENT COMPANY

                      a California Corporation                         a California Corporation

                      100% owned                                       100% owned by Cathay Bank




                                  Exhibit 22.1